UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 05908

John Hancock Premium Dividend Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2012

ITEM 1. SCHEDULE OF INVESTMENTS

John Hancock
MUTUAL FUNDS

John Hancock
Premium Dividend Fund

Semiannual Report
4.30.12

Ticker | **PDT**

Portfolio summary

Top 10 Issuers (32.6% of Total Investments on 4-30-12)[1,2]

Bank of America Corp.	6.2%	Nexen, Inc.	2.8%

CH Energy Group, Inc.	3.8%	PPL Electric Utilities Corp.	2.8%

Southern California Edison Company	3.4%	MetLife, Inc.	2.6%

Alabama Power Company	3.0%	Qwest Corp.	2.6%

Wells Fargo & Company	2.9%	Duquesne Light Company	2.5%

Sector Composition[1,3]

Utilities	53.1%	Consumer Staples	2.0%

Financials	28.6%	Materials	0.3%

Energy	8.8%	Industrials	0.2%

Telecommunication Services	7.0%

1 As a percentage of the Fund’s total investments on 4-30-12.

2 Cash and cash equivalents not included.

3 The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment focus makes the Fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.

6	Premium Dividend Fund | Semiannual report

Fund’s investments

As of 4-30-12 (unaudited)

	Shares	Value
Preferred Securities 89.6% (60.8% of Total Investments)		$622,471,984

(Cost $609,070,059)

Consumer Staples 2.9%		20,084,388

Food & Staples Retailing 2.9%

Ocean Spray Cranberries, Inc., Series A,
6.250% (S)	224,250	20,084,388

Energy 5.2%		36,011,780

Oil, Gas & Consumable Fuels 5.2%

Apache Corp., Series D, 6.000% (Z)	136,500	7,250,880

Nexen, Inc., 7.350%	1,135,000	28,760,900

Financials 42.2%		293,008,940

Capital Markets 2.5%

Credit Suisse Guernsey, 7.900% (Z)	175,000	4,593,750

Lehman Brothers Holdings, Inc., Depositary
Shares, Series D, 5.670% (I)	162,700	1,627

Morgan Stanley Capital Trust III, 6.250% (Z)	105,000	2,567,250

The Goldman Sachs Group, Inc., Series B,
6.200% (Z)	397,000	9,952,790

Commercial Banks 11.8%

Barclays Bank PLC, Series 3, 7.100%	192,500	4,762,450

Barclays Bank PLC, Series 5, 8.125%	310,000	7,917,400

PNC Financial Services Group, Inc., 6.125% (I)	271,600	6,871,480

Santander Finance Preferred SA Unipersonal,
Series 10, 10.500% (Z)	259,600	6,791,136

Santander Holdings USA, Inc., Series C,
7.300% (Z)	500,000	12,500,000

U.S. Bancorp (6.500% to 1-15-22, then
3 month LIBOR + 4.468%)	324,500	8,780,970

U.S. Bancorp, 6.000% (I)	160,000	4,128,000

Wells Fargo & Company, 8.000% (L)(Z)	1,017,000	30,042,180

Consumer Finance 6.8%

HSBC Finance Corp., Depositary Shares,
Series B, 6.360% (Z)	109,136	2,696,751

HSBC USA, Inc., 2.858% (L)(Z)	503,000	24,898,500

SLM Corp., Series A, 6.970% (Z)	445,500	20,038,590

Diversified Financial Services 15.3%

Bank of America Corp., 6.375% (Z)	1,160,000	27,608,000

Bank of America Corp., 6.625% (L)(Z)	360,000	8,967,600

See notes to financial statements	Semiannual report | Premium Dividend Fund	7

	Shares	Value
Diversified Financial Services (continued)

Bank of America Corp., 8.200% (Z)	35,000	$886,200

Bank of America Corp., Depositary Shares,
Series D, 6.204% (L)(Z)	960,000	23,020,800

Bank of America Corp., Series MER, 8.625% (Z)	102,000	2,627,520

Citigroup Capital VII, 7.125%	35,000	885,500

Citigroup Capital VIII, 6.950%	30,000	746,100

Citigroup Capital XII (8.500% to 3-30-15, then
3 month LIBOR + 5.870%) (Z)	291,500	7,503,210

Citigroup, Inc., 8.125% (Z)	338,830	9,778,634

Deutsche Bank Contingent Capital Trust II,
6.550% (L)(Z)	287,000	6,985,580

Deutsche Bank Contingent Capital Trust III,
7.600% (L)(Z)	662,000	17,020,020

Insurance 4.7%

MetLife, Inc., Series B, 6.500% (L)(Z)	1,061,000	26,843,300

Principal Financial Group, Inc., Series B (6.518% to 6-30-35,
then higher of 10 year Constant Maturity Treasury (CMT), or
30 year CMT or 3 month LIBOR + 2.100%)	55,000	1,418,450

Prudential PLC, 6.750% (Z)	176,100	4,490,550

Real Estate Investment Trusts 1.1%

Kimco Realty Company, Depositary Shares,
Series F, 6.650%	174,760	4,403,952

Public Storage, Inc., 6.125%	24,000	616,560

Wachovia Preferred Funding Corp., Series A, 7.250%	90,500	2,399,155

Thrifts & Mortgage Finance 0.0%

Federal Home Loan Mortgage Corp., Series Z (Higher
of 3 month LIBOR + 4.160% or 7.875%) (I)	55,000	68,750

Federal National Mortgage Association, Series S
(Higher of 3 month LIBOR + 4.230% or 7.750%) (I)	159,500	196,185

Telecommunication Services 6.2%		43,294,980

Diversified Telecommunication Services 3.8%

Qwest Corp., 7.375% (L)(Z)	1,021,000	26,627,680

Touch America Holdings, Inc., 6.875% (I)	161,778	0

Wireless Telecommunication Services 2.4%

Telephone & Data Systems, Inc., 6.625% (Z)	285,000	7,207,650

Telephone & Data Systems, Inc., 6.875% (Z)	170,000	4,584,900

United States Cellular Corp., 6.950%	185,000	4,874,750

Utilities 33.1%		230,071,896

Electric Utilities 24.8%

Alabama Power Company, 5.200% (L)(Z)	1,178,600	30,419,666

Carolina Power & Light Company, 5.440% (Z)	11,382	1,136,066

Duquesne Light Company, 6.500%	519,900	25,800,038

Entergy Arkansas, Inc., 6.450%	350,000	8,793,750

Entergy Mississippi, Inc., 6.250%	667,000	16,758,375

FPC Capital I, Series A, 7.100% (Z)	240,000	6,153,600

HECO Capital Trust III, 6.500% (Z)	181,000	4,622,740

NextEra Energy Capital Holdings, Inc., 5.700%	160,000	4,127,984

NSTAR Electric Company, 4.780% (Z)	100,000	10,056,250

8	Premium Dividend Fund | Semiannual report	See notes to financial statements

	Shares	Value
Electric Utilities (continued)

NSTAR Electric Company, 4.250%	13,347	$1,201,230

PPL Electric Utilities Corp., Depositary Shares,
6.250% (Z)	1,150,000	28,715,500

Southern California Edison Company,
6.125% (Z)	195,000	19,603,604

Southern California Edison Company, Series C,
6.000% (Z)	150,877	15,082,993

Independent Power Producers & Energy Traders 1.3%

Constellation Energy Group, Inc., Series A,
8.625% (Z)	326,000	8,707,460

Multi-Utilities 7.0%

Baltimore Gas & Electric Company, Series 1993,
6.700% (Z)	20,250	2,074,359

Baltimore Gas & Electric Company, Series 1995,
6.990% (Z)	134,000	13,655,444

BGE Capital Trust II, 6.200%	616,000	15,504,720

Consolidated Edison Company of New York,
Inc., Series A, 5.000%	25,180	2,642,893

Consolidated Edison Company of New York,
Inc., Series C, 4.650%	15,490	1,562,786

Consolidated Edison Company of New York,
Inc., Series D, 4.650%	5,000	504,688

DTE Energy Company, 6.500%	126,000	3,470,040

Interstate Power & Light Company, Series B,
8.375% (Z)	132,800	3,841,904

Union Electric Company, 3.700% (Z)	12,262	1,044,569

Virginia Electric & Power Company, 6.980% (Z)	45,500	4,591,237

Common Stocks 57.8% (39.2% of Total Investments)		$402,033,390

(Cost $339,558,650)

Energy 7.8%		54,145,505

Oil, Gas & Consumable Fuels 7.8%

BP PLC, ADR (L)(Z)	100,000	4,341,000

Chevron Corp. (Z)	112,000	11,934,720

ConocoPhillips (L)(Z)	155,000	11,102,650

Royal Dutch Shell PLC, ADR	69,000	4,936,260

Spectra Energy Corp. (L)(Z)	315,000	9,683,100

Total SA, ADR	252,500	12,147,775

Industrials 0.4%		2,545,400

Industrial Conglomerates 0.4%

General Electric Company (L)(Z)	130,000	2,545,400

Materials 0.4%		3,140,600

Metals & Mining 0.4%

Freeport-McMoRan Copper & Gold, Inc.	82,000	3,140,600

See notes to financial statements	Semiannual report | Premium Dividend Fund	9

	Shares	Value
Telecommunication Services 4.1%		$28,258,050

Diversified Telecommunication Services 4.1%

AT&T, Inc. (L)(Z)	420,000	13,822,200

Verizon Communications, Inc. (L)(Z)	357,500	14,435,850

Utilities 45.1%		313,943,835

Electric Utilities 16.9%

American Electric Power Company, Inc.	220,000	8,544,800

Duke Energy Corp. (L)(Z)	337,500	7,232,625

Entergy Corp.	210,000	13,767,600

FirstEnergy Corp. (Z)	430,000	20,132,600

Northeast Utilities (L)(Z)	680,000	25,003,600

PNM Resources, Inc. (L)(Z)	500,000	9,380,000

Progress Energy, Inc. (L)(Z)	380,000	20,223,600

Southern Company	75,000	3,445,500

UIL Holdings Corp.	280,000	9,623,600

Gas Utilities 1.0%

AGL Resources, Inc.	70,000	2,760,100

Atmos Energy Corp. (Z)	110,000	3,583,800

ONEOK, Inc.	12,000	1,030,680

Multi-Utilities 27.2%

Alliant Energy Corp. (Z)	452,520	20,472,005

Ameren Corp. (Z)	80,000	2,623,200

Black Hills Corp. (L)(Z)	225,500	7,443,755

CH Energy Group, Inc.	597,000	39,175,140

Dominion Resources, Inc. (L)(Z)	195,000	10,177,050

DTE Energy Company (L)(Z)	390,000	21,988,200

Integrys Energy Group, Inc. (L)(Z)	240,000	13,113,600

National Grid PLC, ADR	180,000	9,736,200

NiSource, Inc. (Z)	469,200	11,565,780

OGE Energy Corp. (Z)	250,000	13,490,000

Public Service Enterprise Group, Inc.	120,000	3,738,000

TECO Energy, Inc. (L)(Z)	570,000	10,271,400

Vectren Corp. (Z)	220,000	6,479,000

Xcel Energy, Inc. (L)(Z)	700,000	18,942,000

Total investments (Cost $948,628,709)† 147.4%	$1,024,505,374

Other assets and liabilities, net (47.4%)		($329,390,578)

Total net assets 100.0%		$695,114,796

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

10	Premium Dividend Fund | Semiannual report	See notes to financial statements

Notes to Schedule of Investments

ADR American Depositary Receipts

LIBOR London Interbank Offered Rate

(I) Non-income producing security.

(L) All or a portion of this security is a Lent Security as of 4-30-12, and is part of segregated collateral pursuant to the Committed Facility Agreement. Total value of Lent Securities at 4-30-12 was $277,759,530.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(Z) All or a portion of this security is segregated as collateral pursuant to the Committed Facility Agreement. Total collateral value at 4-30-12 was $610,801,699.

† At 4-30-12, the aggregate cost of investment securities for federal income tax purposes was $951,270,178. Net unrealized appreciation aggregated $73,235,196, of which $106,035,914 related to appreciated investment securities and $32,800,718 related to depreciated investment securities.

See notes to financial statements	Semiannual report | Premium Dividend Fund	11

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 4-30-12 (unaudited)

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value per share.

Assets

Investments, at value (Cost $948,628,709)	$1,024,505,374
Cash	1,889,399
Cash segregated at custodian for swap contracts	1,680,000
Dividends receivable	2,613,764
Other receivables and prepaid expenses	149,338

Total assets	1,030,837,875

Liabilities

Payable for investments purchased	1,349,812
Committed facility agreement payable	332,000,000
Swap contracts, at value	2,017,259
Interest payable	34,630
Payable to affiliates
Accounting and legal services fees	83,557
Trustees’ fees	87,837
Other liabilities and accrued expenses	149,984

Total liabilities	335,723,079

Net assets

Paid-in capital	$616,240,054
Undistributed net investment income	3,088,356
Accumulated net realized gain on investments and swap agreements	1,926,980
Net unrealized appreciation (depreciation) on investments and
swap agreements	73,859,406

Net assets	$695,114,796

Net asset value per share

Based on 49,990,624 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$13.90

12	Premium Dividend Fund | Semiannual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the six-month period ended 4-30-12
(unaudited)

This Statement of operations summarizes the Fund’s investment income earned, expenses incurred in operating the Fund and net gains (losses) for the period stated.

Investment income

Dividends	$28,366,412
Interest	140,804
Less foreign taxes withheld	(76,857)

Total investment income	28,430,359

Expenses

Investment management fees	3,918,517
Accounting and legal services fees	498,349
Transfer agent fees	91,699
Trustees’ fees	29,136
Printing and postage	64,334
Professional fees	64,732
Custodian fees	45,788
Registration and filing fees	6,224
Interest expense	1,606,918
Stock exchange listing fees	21,600
Other	6,534

Total expenses	6,353,831

Net investment income	22,076,528

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	4,797,465
Swap contracts	(450,210)

4,347,255
Change in net unrealized appreciation (depreciation) of
Investments	31,556,974
Swap contracts	(915,918)

30,641,056

Net realized and unrealized gain	34,988,311

Increase in net assets from operations	$57,064,839

See notes to financial statements	Semiannual report | Premium Dividend Fund	13

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Six months
	ended	Year
	4-30-12	ended
	(unaudited)	10-31-11

Increase (decrease) in net assets

From operations
Net investment income	$22,076,528	$43,896,384
Net realized gain	4,347,255	2,032,087
Change in net unrealized appreciation (depreciation)	30,641,056	52,009,703

Increase in net assets resulting from operations	57,064,839	97,938,174

Distributions to shareholders
From net investment income	(22,641,155)	(45,272,754)

From Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	275,696	—

Total increase	34,699,380	52,665,420

Net assets

Beginning of period	660,415,416	607,749,996

End of period	$695,114,796	$660,415,416

Undistributed net investment income	$3,088,356	$3,652,983

Share activity

Shares outstanding
Beginning of period	49,969,927	49,969,927
Issued pursuant to Dividend Reinvestment Plan	20,697	—

End of period	$49,990,624	$49,969,927

14	Premium Dividend Fund | Semiannual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of cash flows

This Statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
six months
ended
4-30-12
(unaudited)
Cash flows from operating activities

Net increase in net assets from operations	$57,064,839
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(49,773,300)
Long-term investments sold	37,868,984
Decrease in short-term investments	11,000,000
Net amortization of premium (discount)	14,067
Decrease in dividends receivable	652,819
Increase in payable for investments purchased	1,267,492
Decrease in receivable for investments sold	10,022,290
Increase in cash segregated at custodian for swap contracts	(1,410,000)
Increase in other receivables and prepaid expenses	(35,094)
Increase in unrealized depreciation of swap contracts	915,918
Increase in payable to affiliates	6,253
Decrease in interest payable	(142)
Decrease in other liabilities and accrued expenses	(17,632)
Net change in unrealized (appreciation) depreciation on investments	(31,556,974)
Net realized gain on investments	(4,797,465)

Net cash provided by operating activities	$31,222,055

Cash flows from financing activities
Repayment of custodian overdraft	(9,767,197)
Borrowings from committed facility agreement payable	2,800,000
Repurchase of common shares	275,696
Distributions to common shareholders	(22,641,155)

Net cash used in financing activities	($29,332,656)

Net decrease in cash	$1,889,399

Cash at beginning of period	—

Cash at end of period	$1,889,399

Supplemental disclosure of cash flow information

Cash paid for interest	$1,607,060

See notes to financial statements	Semiannual report | Premium Dividend Fund	15

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	4-30-12[1]	10-31-11	10-31-10	10-31-09	10-31-08	10-31-07

Per share operating performance

Net asset value, beginning of period	$13.22	$12.16	$9.76	$8.67	$12.61	$12.87
Net investment income[2]	0.44	0.88	0.81	0.77	0.82	0.87
Net realized and unrealized gain (loss)
on investments	0.69	1.09	2.46	1.15	(3.98)	(0.24)
Distributions to DARTS*	—	—	—	—	(0.20)	(0.29)
Total from investment operations	1.13	1.97	3.27	1.92	(3.36)	0.34
Less distributions to
common shareholders
From net investment income	(0.45)	(0.91)	(0.87)	(0.72)	(0.58)	(0.60)
From net realized gain	—	—	—	(0.12)	(0.01)	—
Total distributions	(0.45)	(0.91)	(0.87)	(0.84)	(0.59)	(0.60)
Anti-dilutive impact of tender offer
and share repurchase	—	—	—	0.01[3]	0.01[4]	—
Net asset value, end of period	$13.90	$13.22	$12.16	$9.76	$8.67	$12.61
Per share market value, end
of period	$13.61	$12.30	$11.72	$9.14	$7.00	$10.59
Total return at net asset value (%)[5]	8.77[6]	17.23	35.08	25.73	(26.60)	3.32
Total return at market value (%)[5]	14.46[6]	13.17	39.03	45.84	(29.43)	(0.83)

Ratios and supplemental data

Net assets applicable to common
shares, end of period (in millions)	$695	$660	$608	$488	$456	$709
Ratios (as a percentage of average
net assets):
Expenses before reductions
(excluding interest expense)	1.42[7]	1.48[8]	1.69[8]	1.73	1.64	1.71
Interest expense (Note 7)	0.48[7]	0.50	0.57	0.77	0.58	—
Expenses before reductions
(including interest expense)	1.90[7]	1.98[8]	2.26[8]	2.50	2.22	1.71
Expenses net of fee reductions
(excluding interest expense)	1.42[7]	1.37[8]	1.69[8]	1.73	1.64	1.71
Expenses net of fee reductions
(including interest expense)	1.90[7]	1.87[8]	2.26[8]	2.50	2.22	1.71[9]
Net investment income	6.61[7]	7.00	7.26	9.21	7.59	6.86[10]
Portfolio turnover (%)	4	13	21	7	15	14[11]

Senior securities

Total value of DARTS outstanding
(in millions)	—	—	—	—	—	$351
Involuntary liquidation preference per
unit (in thousands)	—	—	—	—	—	100
Average market value per unit
(in thousands)	—	—	—	—	—	100
Asset coverage per unit[12]	—	—	—	—	—[13]	$300,814
Total debt outstanding end of period
(in millions) (Note 7)	$332	$329	$284	$250	$239	—
Asset coverage per $1,000 of DARTS[14]	—	—	—	—	—	$3,016
Asset coverage per $1,000 of debt[15]	$3,094	$3,006	$3,140	$2,954	$2,913	—

16	Premium Dividend Fund | Semiannual report	See notes to financial statements

* Dutch Auction Rate Transferable Securities.
1 Six months ended 4-30-12. Unaudited.
2 Based on the average daily shares outstanding.
3 The tender offer was completed at a repurchase price of $6.98 for 2,629,996 shares, which equals $18,353,857 in redemptions. The tender offer had a $0.01 NAV impact.
4 The tender offer was completed at a repurchase price of $8.38 for 2,768,417 shares, which equals $23,199,333 in redemptions. The tender offer had a $0.01 NAV impact.
5 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
6 Not annualized.
7 Annualized.
8 Includes non-recurring litigation fees which represent 0.02% and 0.13% of average net assets for the years ended 10-31-11 and 10-31-10, respectively. Insurance recovery expense reduction for the year ended 10-31-11 represents 0.11% of average net assets.
9 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 1.13% for the year ended 10-31-07.
10 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of net investment income would have been 4.54% for the year ended 10-31-07.
11 Excludes merger activity.
12 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.
13 In May 2008, the Fund entered into a Revolving Credit Agreement with a third-party commercial bank in order to redeem the DARTS. The redemption of all DARTS was completed on 7-3-08.
14 Asset coverage equals the total net assets plus DARTS divided by the DARTS of the Fund outstanding at period end.
15 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end. As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a consistent measure of leverage.

See notes to financial statements	Semiannual report | Premium Dividend Fund	17

Notes to financial statements
(unaudited)

Note 1 — Organization

John Hancock Premium Dividend Fund (the Fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

18	Premium Dividend Fund | Semiannual report

The following is a summary of the values by input classification of the Fund’s investments as of April 30, 2012, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 4-30-12	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Preferred Securities
Consumer Staples	$20,084,388	—	$20,084,388	—
Energy	36,011,780	$36,011,780	—	—
Financials	293,008,940	288,879,313	4,129,627	—
Telecommunication
Services	43,294,980	43,294,980	—	—
Utilities	230,071,896	103,372,499	126,699,397	—
Common Stocks
Energy	54,145,505	54,145,505	—	—
Industrials	2,545,400	2,545,400	—	—
Materials	3,140,600	3,140,600	—	—
Telecommunication
Services	28,258,050	28,258,050	—	—
Utilities	313,943,835	313,943,835	—	—

Total Investments in
Securities	$1,024,505,374	$873,591,962	$150,913,412	—
Other Financial
Instruments:
Interest Rate Swaps	($2,017,259)	—	($2,017,259)	—

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. During the six months ended April 30, 2012, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities, including exchange-traded funds, held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Semiannual report | Premium Dividend Fund	19

Foreign taxes. The Fund may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which it invests. Taxes are accrued based upon net investment income, net realized gains or net unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to the fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends monthly and capital gain distributions, if any, annually.

Such distributions on a tax basis, are determined in conformity with tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and characterization of distributions.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the Fund’s Statement of assets and liabilities and represents the cash on hand at its custodian and does not include any short-term investments or cash segregated at custodian on swap contracts.

New accounting pronouncements. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 may result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets

20	Premium Dividend Fund | Semiannual report

and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

The Fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk on over-the-counter derivatives. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the Fund is held by the custodian bank for the benefit of the Fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the Fund is held in a segregated account at the Fund’s custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. As of April 30, 2012, $1,680,000 was posted by the Fund for the benefit of counterparties.

Interest rate swaps. Interest rate swaps represent an agreement between a Fund and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Upfront payments made/received by the Fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the Fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Semiannual report | Premium Dividend Fund	21

During the six months ended April 30, 2012, the Fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of April 30, 2012.

	USD	PAYMENTS	PAYMENTS
	NOTIONAL	MADE	RECEIVED	MATURITY	MARKET
COUNTERPARTY	AMOUNT	BY FUND	BY FUND	DATE	VALUE

Morgan Stanley	$82,000,000	Fixed	3-Month	Aug 2016	($2,017,259)
Capital Services		1.4625%	LIBOR (a)

(a) At 4-30-12, the 3-month LIBOR rate was 0.46585%.

Interest rate swap positions at April 30, 2012 were entered into on August 5, 2011. No other interest rate swap activity occurred during the six months ended April 30, 2012.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at April 30, 2012 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS	INSTRUMENT	DERIVATIVE	DERIVATIVE
RISK	AND LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate	Swap contracts,	Interest rate	—	($2,017,259)
contracts	at value	swaps

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2012:

	STATEMENT OF
RISK	OPERATIONS LOCATION	SWAP CONTRACTS

Interest rate contracts	Net realized gain (loss)	($450,210)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2012:

	STATEMENT OF
RISK	OPERATIONS LOCATION	SWAP CONTRACTS

Interest rate contracts	Change in unrealized	($915,918)
	appreciation (depreciation)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

22	Premium Dividend Fund | Semiannual report

Management fee. The Fund has an investment advisory agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to 0.50% of the Fund’s average daily net assets and the value attributed to the Committed Facility Agreement (see Note 7) (collectively, managed assets). In addition, the Fund pays 5.00% of the Fund’s daily gross income, which amounted to $1,426,669. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the six months ended April 30, 2012 were equivalent to a net effective rate of 0.79% (annualized) of the Fund’s average daily managed assets.

Administrative services. The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and other operational activities and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.10% of the Fund’s average weekly managed assets.

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 6 — Leverage risk

The Fund utilizes a Committed Facility Agreement (CFA) to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the credit facility and have the potential to benefit or be disadvantaged from the use of leverage. The Adviser’s fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remain fixed

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially

Semiannual report | Premium Dividend Fund	23

inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Note 7 — Committed facility agreement

The Fund has entered into a CFA with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $332 million and to invest the borrowings in accordance with its investment practices.

Borrowings under the CFA are secured by the assets of the Fund as disclosed in the Fund’s investments. Interest charged is at the rate of one-month LIBOR plus 0.70% and is payable monthly. The Fund also pays a commitment fee of 0.60% per annum on the unused portion of the facility. The commitment fee for the six months ended April 30, 2012 totaled $4,527 and is included in the interest expense in the Statement of operations. As of April 30, 2012, the Fund had borrowings of $332,000,000 at an interest rate of 0.94%, which are reflected on the Statement of assets and liabilities. During the six months ended April 30, 2012, the average borrowings under the CFA and the effective average interest rate were $330,507,692 and 0.98%, respectively.

The Fund may terminate the agreement with 30 days’ notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or a facility termination event, BNP is required to provide the Fund with 360 days’ notice prior to terminating or amending the CFA.

The Fund has an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the Fund to BNP and (ii) thirty-three and one-third percent of the Fund’s total assets. The Fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall the Lent Securities. The Fund also has the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. Income earned from Lent Securities is recorded as a component of interest income on the Statement of operations. During the six months ended April 30, 2012, the Fund recorded $140,014 in income from Lent Securities.

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $49,773,300 and $37,868,984, respectively, for the six months ended April 30, 2012.

Note 9 — Industry or sector risk

From time to time the Fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the Fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the Fund will be less diversified than a more broadly diversified fund, and it may cause the Fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the Fund’s net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

24	Premium Dividend Fund | Semiannual report

Additional information

Unaudited

Investment objective and policy

The Fund’s investment objective is to provide a high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio comprised primarily of dividend paying preferred securities and common equity securities.

The Fund’s nonfundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund’s Trustees on March 9, 2011. The policy, stipulates that preferred securities and debt obligations in which the Fund will invest will be rated investment grade (at least BBB by S&P or Baa by Moody’s) at the time of investment or will be preferred securities of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

Under normal circumstances, the Fund will invest at least 80% of its assets in dividend paying securities. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

Dividends and distributions

During the six months ended April 30, 2012, dividends from net investment income totaling $0.4530 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDENDS

November 30, 2011	$0.0755
December 19, 2011	0.0755
January 31, 2012	0.0755
February 29, 2012	0.0755
March 30, 2012	0.0755
April 30, 2012	0.0755
Total	$0.4530

Dividend reinvestment plan

The Fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by Computershare Trust Company, N.A. (formerly known as The Bank of New York Mellon) (the Plan Agent). Every shareholder holding at least one full share of the Fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the Fund after June 30, 2011 and holds at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower

Semiannual report | Premium Dividend Fund	25

than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com and clicking on EquityAccess & More. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The

26	Premium Dividend Fund | Semiannual report

Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below or by calling 1-800-852-0218, 1-201-680-6578 (For International Telephone Inquiries), and 1-201-680-6610 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Computershare Trust Company, N.A.
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310–1900
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

The Fund held its Annual Meeting of Shareholders on January 20, 2012. The following action was taken by the shareholders:

Proposal: Election of three (3) Trustees to serve for a three-year term ending at the Annual Meeting of Shareholders in 2015 or such earlier date as required by the by-laws of the Fund. Each nominee was reelected by the Fund’s shareholders and the votes cast with respect to each Trustee are set forth below.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Stanley Martin	33,221,315	1,918,723
John A. Moore	33,207,160	1,932,878
John G. Vrysen	33,270,750	1,869,288

As of the Annual Meeting date, the terms of office of the following seven Trustees of the Fund had not ended and they remained in office: James F. Carlin, William H. Cunningham, Deborah C. Jackson, Hugh McHaffie, Patti McGill Peterson, Steven R. Pruchansky and Gregory A. Russo. Subsequent to the Annual Meeting date, Mr. Carlin resigned from the Board.

Semiannual report | Premium Dividend Fund	27

More information

Trustees	Officers	Investment adviser
Steven R. Pruchansky	Keith F. Hartstein	John Hancock Advisers, LLC
Chairman	President and
William H. Cunningham	Chief Executive Officer	Subadviser
Deborah C. Jackson		John Hancock Asset Management
Stanley Martin*	Andrew G. Arnott	a division of Manulife Asset
Hugh McHaffie†	Senior Vice President and	Management (US) LLC
Dr. John A. Moore*	Chief Operating Officer
Vice Chairman		Custodian
Patti McGill Peterson*	Thomas M. Kinzler	State Street Bank and
Gregory A. Russo	Secretary and Chief Legal Officer	Trust Company
John G. Vrysen†
	Francis V. Knox, Jr.	Transfer agent
*Member of the	Chief Compliance Officer	Computershare Shareowner
Audit Committee		Services, LLC
†Non-Independent Trustee	Charles A. Rizzo
	Chief Financial Officer	Legal counsel
K&L Gates LLP
Salvatore Schiavone
	Treasurer	Stock symbol
Listed New York Stock
Exchange: PDT

For shareholder assistance refer to page 27

You can also contact us:
1-800-852-0218	Regular mail:
jhfunds.com	Computershare Shareowner Services, LLC
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310-1900

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

28	Premium Dividend Fund | Semiannual report

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P20SA 4/12
6/12

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers
Management biographies and Fund ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of April 30, 2012.

Gregory K. Phelps
Senior Vice President, John Hancock Asset Management since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 1995
Fund ownership — $1 - $10,000

Mark T. Maloney
Vice President, John Hancock Asset Management since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 1997
Fund ownership — $1 - $10,000

Other accounts the portfolio managers are managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2011. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
Gregory K. Phelps	Other Registered Investment Companies: 4 accounts

with total assets of approximately $3.5 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies: 4 accounts
with total assets of approximately $3.5 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser nor Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so that each account receives the same price. When not possible or when it may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

• Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

• The Profitability of the Subadviser: The profitability of the Subadviser and its parent company are also considered in determining bonus awards.

• Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Premium Dividend Fund

By:     /s/ Keith F. Hartstein
          Keith F. Hartstein
          President and
          Chief Executive Officer

Date: June 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Keith F. Hartstein
          Keith F. Hartstein
          President and
          Chief Executive Officer

Date: June 26, 2012

By:    /s/ Charles A. Rizzo
         Charles A. Rizzo
         Chief Financial Officer

Date: June 26, 2012